CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND

Supplement dated November 12, 2002

to Prospectus dated January 28, 2002

The Board of Trustees has determined to liquidate the Money Market Fund, effective November 15, 2002. Money Market Fund shares are therefore no longer offered for sale. Checks will be sent to shareholders of the Fund as of November 15, 2002 in the amount of the value of their shares of the Fund on that date.